PROVISIONS (Details 1) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021		Dec. 31, 2020
Analysis of provision for onerous contracts:
At beginning of the year		$ 80	[1]	$ 405
Provision raised		1,019		0
Released to profit or loss		(80)		(325)
At the end of the financial year	[1]	$ 1,019		$ 80

[1]	Provision for onerous contracts represents the present value of the future charter payments of short-term leases that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter. The estimate may vary as a result of changes to ship running costs and charter and freight revenue